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                                                                    EXHIBIT 25.2

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                   F O R M T-1

    STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST INDENTURE ACT
                            OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                            -------------------------

    CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2)____.

                    CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

ORGANIZED UNDER THE LAWS OF                               74-0800980
THE UNITED STATES OF AMERICA                            (I.R.S. EMPLOYER
(State of incorporation                                  identification
if not a National Bank)

712 MAIN STREET                                            77002
HOUSTON, TEXAS                                           (Zip code)
(Address of principal executive offices)

LEE BOOCKER
CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
712 MAIN STREET, 26TH FLOOR
HOUSTON, TEXAS 77002
(713) 216-2448
(Name, address and telephone
number of agent for service)

                   ------------------------------------------




                               CENTEX CORPORATION
               (Exact name of obligor as specified in its charter)




NEVADA                                                     75-0778259
(State or other jurisdictions of                       (I.R.S. employer
incorporation or organization)                        identification nos.)

2728 NORTH HARWOOD
DALLAS, TEXAS                                                 75201
(Address of obligor's principal executive offices)          (Zip Code)


                    $250,000,000 SUBORDINATED DEBT SECURITIES
                       (Title of the indenture securities)


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Item 1.           General Information.

                  Furnish the following information as to the Trustee:

                  (a) Name and address of each examining or supervising
                      authority to which it is subject.

                     Name                                                           Address
                  ------------------------------------------------------------------------------

                  Comptroller of the Currency                                   Washington, D.C.
                  Board of Governors of the Federal Reserve System              Washington, D.C.
                  Federal Deposit Insurance Corporation                         Washington, D.C.

                  (b) Whether it is authorized to exercise corporate trust
                      powers.

                  Yes, the trustee is authorized to exercise corporate trust powers..

Item 2.           Affiliations with the Obligor.

                  If the obligor is an affiliate of the Trustee, describe each such affiliation. (See Note on Page 3)

                  The obligor is not an affiliate of the trustee.

Item 16.          List of Exhibits.

                  List below all exhibits filed as part of this statement of eligibility:

                  Exhibit 1.        A copy of the Articles of Association of the Trustee as now in effect.

                  Exhibit 2.        A copy of the certificate of authority of the Trustee to commence business.

                  Exhibit 3.        A copy of the authorization of the Trustee to exercise corporate trust powers.

                  Exhibit 4.        A copy of the existing bylaws of the Trustee.

                  Exhibit 5.        Not Applicable.

                  Exhibit 6.        The consents of the United States
                                    institutional trustees required by Section
                                    321(b) of the Trust Indenture Act of 1939.

                  Exhibit 7. A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                  Exhibit 8.        Not Applicable.

                  Exhibit 9.        Not Applicable.



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                       NOTE REGARDING INCORPORATED EXHIBIT

Effective January 20, 1998, the name of the Trustee was changed from Texas Commerce Bank National Association to Chase Bank of Texas, National Association. The exhibits incorporated herein by reference, except for Exhibit 7, were filed under the former name of the Trustee.

                  Exhibit 1.        Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibit to the Form S-3 File No. 33-56195.

                  Exhibit 2         Incorporated by reference to exhibit bearing the
                                    same designation and previously filed with the Securities and Exchange
                                    Commission as exhibit to the Form S-3 File No. 33-42814.

                  Exhibit 3.        Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibit to the Form S-11 File No. 33-25132.

                  Exhibit 4.        Incorporated by reference to exhibit bearing the
                                    same designation and previously filed with the Securities and Exchange
                                    Commission as exhibit to the Form S-3 File No.33-65055.

                  Exhibit 6.        Incorporated herewith.

                  Exhibit 7.        Incorporated by reference to exhibit bearing the
                                    same designation and previously filed with the Securities and Exchange
                                    Commission as exhibit to the Form S-3 File No.333-63747.



Note: The answer to Item 2 is based in part on information provided or confirmed by the obligor. The accuracy and completeness of such information is hereby disclaimed by the Trustee.



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                                    SIGNATURE


         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Chase Bank of Texas, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Dallas, and State of Texas, on the 23rd day of February 1999.


                                      CHASE BANK OF TEXAS, NATIONAL ASSOCIATION



                                      By: /s/ MICHAEL A. SCRIVNER
                                         --------------------------------------
                                      Name:  Michael A. Scrivner
                                      Title: Vice President







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                                    EXHIBIT 6


Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

         The undersigned is trustee under an indenture between Centex Corporation, a Nevada corporation (the "Company") and Chase Bank of Texas, National Association (formerly known as Texas Commerce Bank National Association), as Trustee, entered into in connection with the issuance of the Company's Debt Securities.

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned hereby consents that reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                      CHASE BANK OF TEXAS, NATIONAL ASSOCIATION



                                      By: /s/ MICHAEL A. SCRIVNER
                                         -------------------------------------
                                      Name:   Michael A. Scrivner
                                      Title:  Vice President
                                      Date:   February 23, 1999





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